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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 3, 1997



                              Mar Ventures Inc.
               (Exact Name of Registrant as Specified in Charter)



                                   Delaware
                (State or other jurisdiction of incorporation)

         0-20879                                    95-458-0642
   (Commission File Number)                (IRS Employer Identification No.)

 17337 Ventura Boulevard, Suite 224
          Encino, California                          91436
 (Address of principal executive office)           (Zip Code)



       Registrant's telephone number, including area code: (818) 784-0040


                                     None
        (Former name or former address, if changed since last report)

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Item 5.  Other Events

Mar Ventures Inc. ("Mar Ventures") has announced that it has signed a letter of intent, dated June 3, 1997, with Pyr Energy, LLC("Pyr"), pursuant to which Mar Ventures has been granted the option to either (i) acquire all of the membership interests in Pyr or (ii) to effect a merger or other combination of Mar Ventures (or a subsidiary corporation or other entity controlled by Mar Ventures) and Pyr. In connection with the letter of intent, Mar Ventures has made a short-term loan in the amount of $275,000 to Pyr.

A press release, dated June 6, 1997, regarding the above events has been attached hereto as an Exhibit.


















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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MAR VENTURES INC.



                                          By: /s/ Buddy Young
                                              ---------------
                                                  Buddy Young
                                                  President

Date:  June 6, 1997


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                             EXHIBIT INDEX

Item No.                      Description

99                    Press Release, dated June 6, 1997.